       As filed with the Securities and Exchange Commission on August 19, 1996

                                                   Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                            -----------------------

                          WESTERN STAFF SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                94-1266151
     (State or other jurisdiction        (IRS Employer Identification No.)
   of incorporation or organization)

                                301 LENNON LANE
                      WALNUT CREEK, CALIFORNIA  94598-2453
              (Address of principal executive offices) (Zip Code)
                            ------------------------

      EXECUTIVE AND KEY EMPLOYEE NONSTATUTORY INCENTIVE STOCK OPTION PLAN
                     1996 STOCK OPTION/STOCK ISSUANCE PLAN
                       1996 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the Plans)
                            -----------------------

                                W. ROBERT STOVER
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                          WESTERN STAFF SERVICES, INC.
                                301 LENNON LANE
                      WALNUT CREEK, CALIFORNIA  94598-2453
                    (Name and address of agent for service)
                                  ------------
         (Telephone number, including area code, of agent for service)
                                 (510) 930-5300

                        CALCULATION OF REGISTRATION FEE

===============================================================================================================
                                                                       Proposed       Proposed
                   Title of                                            Maximum        Maximum
                  Securities                          Amount           Offering      Aggregate      Amount of
                    to be                              to be            Price         Offering     Registration
                  Registered                       Registered(1)     per Share(2)     Price(2)         Fee
- ----------------------------------------------   -----------------   ------------   ------------   ------------
  Executive and Key Employee
  Nonstatutory Incentive Stock Option Plan:
  -----------------------------------------

  Options to purchase Common Stock                         14,803        N/A             N/A            N/A

  Common Stock, $.01 par value                      14,803 shares     $14.25       $210,942.75      $   72.74

  1996 Stock Option/Stock
  -----------------------
  Issuance Plan:
  -------------

  Options to purchase Common Stock                      1,033,812        N/A             N/A            N/A

  Common Stock, $.01 par value                   1,033,812 shares     $14.25      $14,731,821      $5,079.93

  1996 Employee Stock Purchase Plan:
  ---------------------------------

  Common Stock, $.01 par value                    500,000 shares      $14.25      $ 7,125,000      $2,456.89
===============================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Executive and Key Employee Nonstatutory Incentive Stock Option Plan, 1996 Stock Option/Stock Issuance Plan and/or the 1996 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Western Staff Services, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of Western Staff Services, Inc. on August 5, 1996 as reported by the Nasdaq National Market.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference
         ---------------------------------------

          Western Staff Services, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

     (a) The Registrant's prospectus filed with the SEC on May 1, 1996 pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the Registration Statement No. 33-85536 on Form S-1, which includes the Registrant's audited financial statements as of October 28, 1995 and October 27, 1994 and for the three fiscal years for the period ended October 28, 1995;

     (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended April 13, 1996 filed with the Commission on June 14, 1996; and

     (c) The Registrant's Registration Statement No. 00-24990 on Form 8-A filed with the SEC on March 18, 1996 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") which describes the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

          All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.  Description of Securities
         -------------------------

         Not Applicable.


Item 5.  Interests of Named Experts and Counsel
         --------------------------------------

         Not Applicable.


Item 6.  Indemnification of Directors and Officers
         -----------------------------------------

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the 1933 Act. The Registrant's By-Laws provide for mandatory indemnification of its directors and officers to the maximum extent permitted by the Delaware General Corporation Law. The Registrant has entered into Indemnification Agreements with its officers, directors and key employees. The Indemnification Agreements provide such directors, officers and key employees with further indemnification to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Certificate of Incorporation also provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages to the Registrant and its stockholders for a breach of their fiduciary duties as directors, except for liability for any breach of a director's duty of loyalty to the Registrant or its stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law under Section 174 of the General Corporation Law of Delaware, or for any transaction from which a director derives any improper personal benefit.

Item 7.  Exemption from Registration Claimed
         -----------------------------------

         Not Applicable.


Item 8.  Exhibits
         --------

Exhibit Number  Exhibit
- --------------  -------

  4 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 00-24990 on Form 8-A which is incorporated herein by reference pursuant to Item 3(c).

  5         Opinion and consent of Brobeck, Phleger & Harrison LLP.

  23.1      Consent of Price Waterhouse LLP.

  23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit
            5.

  24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

  99.1      Executive and Key Employee Nonstatutory Incentive Stock Option Plan.

  99.2      Nonstatutory Stock Option Agreement (Form I).

  99.3      Nonstatutory Stock Option Agreement (Form II).

  99.4      1996 Stock Option/Stock Issuance Plan.

  99.5      Form of Notice of Grant of Stock Option.

  99.6      Form of Stock Option Agreement.

  99.7 Form of Addendum to Stock Option Agreement (Involuntary Termination Following a Corporate Transaction).

  99.8      Form of Notice of Grant of Automatic Stock Option.

  99.9      Form of Automatic Stock Option Agreement.

  99.10     Form of Stock Issuance Agreement.

  99.11     1996 Employee Stock Purchase Plan.

Item 9.  Undertakings
         ------------

          A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall
                        --------
not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1996 Stock Option/Stock Issuance Plan and/or 1996 Employee Stock Purchase Plan or upon the expiration of all outstanding options under the Executive and Key Employee Nonstatutory Incentive Stock Option Plan.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 above or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on this 15th day of August, 1996.

                              WESTERN STAFF SERVICES, INC.


                            By: /s/ W. Robert Stover
                                -------------------------------------
                                W. Robert Stover
                                Chairman of the Board of Directors and
                                Chief Executive Officer


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL PERSONS BY THESE PRESENTS:

          That the undersigned officers and directors of Western Staff Services, Inc., a Delaware corporation, do hereby constitute and appoint Harvey L. Maslin and Paul A. Norberg, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                       Title                                   Date
- ---------                       -----                                   ----

/s/ W. Robert Stover            Chairman of the Board of Directors      August 15, 1996
- --------------------
W. Robert Stover                and Chief Executive Officer
                                (Principal Executive Officer)



Signature                       Title                                   Date
- ---------                       -----                                   ----


/s/ Michael K. Phippen           President, Chief Operating             August 15, 1996
- ------------------------         Officer and Director
Michael K. Phippen


/s/ Harvey L. Maslin             Vice Chairman of the Board             August 15, 1996
- ------------------------         of Directors, Chief
Harvey L. Maslin                 Administrative Officer and
                                 Director



/s/ Paul A. Norberg              Executive Vice President,              August 15, 1996
- ------------------------         Chief Financial Officer and
Paul A. Norberg                  Director (Principal Financial
                                 Officer)



/s/ Dirk A. Sodestrom            Vice President and Controller          August 15, 1996
- ------------------------         (Principal Accounting Officer)
Dirk A. Sodestrom


/s/ Gilbert L. Sheffield          Director                              August 15, 1996
- ------------------------
Gilbert L. Sheffield


/s/ Jack D. Samuelson              Director                             August 15, 1996
- ------------------------
Jack D. Samuelson

                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.



                                   EXHIBITS

                                      TO

                                   FORM S-8

                                     UNDER

                            SECURITIES ACT OF 1933


                         WESTERN STAFF SERVICES, INC.

                                 EXHIBIT INDEX
                                 -------------



    Exhibit

     4 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 00-24990 on Form 8-A which is incorporated herein by reference pursuant to Item 3(c).

     5      Opinion and consent of Brobeck, Phleger & Harrison LLP.

    23.1    Consent of Price Waterhouse LLP.

    23.2    Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit
            5.

    24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

    99.1    Executive and Key Employee Nonstatutory Incentive Stock Option Plan.

    99.2    Nonstatutory Stock Option Agreement (Form I).

    99.3    Nonstatutory Stock Option Agreement (Form II).

    99.4    1996 Stock Option/Stock Issuance Plan.

    99.5    Form of Notice of Grant of Stock Option.

    99.6    Form of Stock Option Agreement.

    99.7 Form of Addendum to Stock Option Agreement (Involuntary Termination Following a Corporate Transaction).

    99.8    Form of Notice of Grant of Automatic Stock Option.

    99.9    Form of Automatic Stock Option Agreement.

    99.10   Form of Stock Issuance Agreement.

    99.11   1996 Employee Stock Purchase Plan.